SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Definitive Proxy Statement
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☒	Soliciting Material Pursuant to §240.14a-12

NaPro BioTherapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by NaPro BioTherapeutics, Inc. pursuant to Rule 14a-12 under the Securities Exchange Act of 1934.

Subject Company: NaPro BioTherapeutics, Inc.

Commission File No. 0-243201

The following is a copy of the presentation materials used by the Company’s executives at meetings with investors, stockholders and analysts beginning on November 3, 2003 and used from time to time thereafter.  The Company is not undertaking to update these presentation materials.

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Investor Presentation

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Forward Looking Statements

The statements in this presentation that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions as of the date of this presentation, based on currently available information. Forward-looking statements can be identified by the use of words such as “believes,” “intends,” “estimates,” “may,” “will,” “should,” “anticipated,” “expected” or comparable terminology or by discussions of strategy. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot assure that these expectations will prove to be correct. Such statements involve risks and uncertainties including: risks associated with development of the genomics, gene editing and targeted oncology businesses, including competition from companies in similar businesses, limitations on the ability to market products because of the intellectual property rights of third parties, the ability to obtain, maintain and enforce patents; the risk that the transaction announced with Faulding Pharmaceutical Co. may not close because it is not approved by stockholders or otherwise or may be materially delayed; the costs of

Forward Looking Statements, Continued

continuing development of any or all of the Company’s development programs; the timing of when those programs will enter the clinic; the successful commercialization of the Company’s platform technologies; the fact that the Company’s business will require substantial additional investment that the Company has not secured; and the risk that the cash proceeds from the Faulding transaction, if realized, will not be sufficient to fund the Company’s strategic plans for the initial development new proprietary therapeutic candidates; and all of those factors identified under the captions “Risk Factors,” “Special Note Regarding Forward Looking Statements” or “Cautionary Note Regarding Forward Looking Statements” in the Company’s documents filed from time to time with the SEC, including the Company’s registration statement on Form S-3, as amended, dated August 8, 2003, its Annual Report on Forms 10-K and 10-K/A for the year ending December 31, 2002 filed with the SEC on March 27, April 30, and August 8, 2003, and its Quarterly Report on Form 10-Q for the quarter ended July 2, 2003 filed with the Securities and Exchange Commission on August 8, 2003. Should

Forward Looking Statements, Continued

one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The Company disclaims any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed sale of assets to Faulding, NaPro has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC). Investors and security holders are urged to read the definitive proxy statement when it becomes available as it will contain important information about NaPro, the proposed transaction and related matters. Investors and security holders will have access to free copies of the definitive proxy statement (when available) and other documents filed with the SEC by NaPro through the SEC website at www.sec.gov . The definitive proxy statement and related materials may also be obtained for free (when available) from NaPro by calling the company contact listed below.

Additional Information, Continued

NaPro and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of NaPro’s stockholders in connection with the proposed transaction is set forth in NaPro’s proxy statement for its 2003 annual meeting of stockholders, dated May 23, 2003 and filed with the SEC on May 27, 2003. Additional information is set forth in the preliminary proxy statement on file with the SEC related to the proposed sale of assets and will be included in the definitive proxy statement when it is filed with the SEC.

For further information, please contact L. Robert Cohen, Vice President, Investor Relations of NaPro BioTherapeutics, Inc., +1-212-218-8715.

A life science company focused on the development of targeted therapies for the treatment of cancer and hereditary disease

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Focus

•                                          Planned sale of paclitaxel business expected to provide resources to fuel therapeutic development efforts ~ $50 million

•                                          Leveraging expertise in oncology and gene editing to develop targeted therapeutics for cancer and hereditary disease

•                                          Will initiate clinical trials for two NCEs in 2004

Pre-clinical Development Pipeline

Oncology Candidate	Potential Indications
• NBT 287	2nd Line Breast Cancer
Small Cell Lung Cancer
2nd Line Neuroblastoma
Pancreatic Cancer
2nd Line Ovarian Cancer

• NBT 273	Multiple Myeloma
2nd & 3rd Line Breast
Cancer

• BBN-NBT 300	Small Cell Lung Cancer
Prostate Cancer
Pancreatic Cancer
Gastrointestinal Cancer

• HN-1-NBT 28X	Head and Neck Cancer
Non-Small Lung Cancer
(Squamous Cell)

Hereditary Disease Candidate	Indications
Oligo/Cell Therapy	Sickle Cell Disease
Oligo Therapy	Huntington’s Disease

Projected Timelines: Therapeutic Projects

[GRAPH]

Therapeutic

Development:

Oncology

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Oncology Portfolio

•                                          Applying our oncology experience in natural products (taxanes and quassinoids) to advance our portfolio of cancer therapeutics

-                          Significant IP in all programs

-                          Third Generation Taxane

•                  Designed to overcome MDR-1 and mutant tubulin resistance

-                          Proprietary Quassinoid

•                  To be used in C-myc elevated tumors

-                          Targeted Oncology Program

•                  Cytotoxics linked to proprietary peptide ligands that target specific tumors

•                  Targeted ligands designed to have superior efficacy and toxicity profiles

NBT 287: A Third Generation Taxane

•              More active than paclitaxel or docetaxel in human tumor cell lines

-                          Circumvents MDR-1 resistance seen in breast cancer, small cell lung cancer and neuroblastoma

-                          Circumvents mutant tubulin resistance seen in ovarian cancer

•              Candidate for clinical development in 2004

NBT 287 In Vitro Data

50% Inhibitory Concentration in Human Tumor Cell Lines

Human Tumor Cell Lines		NBT 287 ug/ml/hr	Paclitaxel ug/ml/hr
MDR-1	Small Cell Lung Cancer: SHP-77	0.02	04.0
Expressing
Cell Lines	Breast Cancer: NCI-AR	0.25	40.0
Mutant Tubulin	Ovarian Cancer: IA9ptx10	0.10	5.0
Cell Line

•              Up to ~200x more potent than paclitaxel in resistant cell lines

NBT 287 Clinical Opportunities

•              Taxane resistant patients (2nd line therapy)

-                          Breast, ovarian, small cell lung, pancreatic, neuroblastoma

•              Potential for taxane naive patients (1st line therapy)

-                          Breast, ovarian, non-small cell lung

NBT 273: New Quassinoid

•              Quassinoid

-                          Natural product that induces apoptosis in hematological and C-myc expressing cancer cell lines

-                          Extensive proprietary IP position

•              NBT 273

-                          Proprietary quassinoid analog

-         in vitro data in multiple myeloma, pancreatic,breast, and squamous cell cancers

-                          Candidate for clinical development in 2004

Targeted Oncology Program

•              Link cytotoxic agents with proprietary peptides that target specific tumor receptors

-                          High degree of tumor specificity

-                          Preferential intracellular drug concentration

•              Two development programs utilizing:

-                          Bombesin Receptor Ligands

•                  Small cell lung, pancreatic, and gastrointestinal cancers

-                          HN-1 Receptor Ligands

•                  All squamous cell carcinomas of the head and neck

•              In collaboration with:

-                          M.D. Anderson Cancer Center

-                          University of Alabama

Targeted Oncology

[DIAGRAM]

Targeted Oncology

[DIAGRAM]

Cancers with Bombesin

Receptors

Cancer	New Cases in United States*
Small cell lung	15,000
Gastrointestinal	180,300
Prostate (HRPC)	189,000
Pancreatic	30,300
Total	414,600

*American Cancer Society

Squamous Cell Carcinoma

Frequency

	Frequency of SCC Type	New Cases in United States*
Cancer

Head & Neck	90%	49,771
Esophagus	75%	14,000
Anus	47%	1,540
Lung	30%	50,830
Skin	20%	30,000
Bladder	3%	1,695

Total		147,836

*American Cancer Society data adjusted for SCC frequency

Therapeutic
Development:
Hereditary Disease

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Applying Proprietary Gene Editing Platform to Hereditary Diseases

•              Significant market opportunity

-                          Over 2,000 acquired and hereditary monogenetic disorders identified

-                          Harness Gene Editing technology to correct these mutations

•              Addressing potential high value orphan drug disease targets

-                          Sickle Cell Disease

-                          Huntington’s Disease

Therapeutic Development:
Sickle Cell Disease

•                                          70,000-90,000 US citizens affected

•                                          Single base pair mutation causes chronic anemia, blood vessel occlusion, and damages key organs

•                                          Potential Ex vivo cell therapy

-                          Isolate progenitor cells from patients

-                          Change mutant T to normal A at the 17th nucleotide of the gene for the beta chain of hemoglobin

-                          Reintroduce corrected cells to patient

•                                          Collaborations with major Sickle Cell Disease centers

-                          The Children’s Hospital of Philadelphia

-                          Thomas Jefferson University

•                                          Candidate for clinical development in 2005

Sickle Cell Autologous Treatment

[DIAGRAMS]

Therapeutic Development: Huntington’s Disease

•                                          Affects ~35,000 individuals in US

•                                          Inherited, progressive degenerative neurological disorder

-                          No treatment or cure

•                                          Single, abnormal gene on chromosome 4 leads to a defective Huntingtin’s protein

•                                          Proprietary oligonucleotides reduce Huntingtin protein aggregates

•                                          Candidate for clinical development in 2004/2005

NaPro’s Oligo Treatment Reduces
Aggregates in Huntington’s Model

[DIAGRAMS]

Gene-Editing Platform

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Gene Editing

•                                          Technology platform that can change specific base pairs in a known DNA sequence

•                                          Uses tools based upon proprietary oligonucleotide chemistry

•                                          Can locate, label or modify a single base pair

Advantages of Gene Editing

FEATURE	BENEFIT
SPECIFICITY	Single base pair change
PRECISION	Integration at target site only
INTEGRITY	Maintain remaining genetic function
BROAD APPLICABILITY	Applicable across all genomes
VERSATILITY	Up and down regulation capability
STABILITY	Permanent expression alteration
INDUCES NATURAL REPAIR PROCESS	No insertion of foreign DNA

Gene Editing Model

[DIAGRAM]

Pairing Phase

•                                          Oligonucleotide searches for homologous target

Repairing Phase

•                                          DNA adduct attracts repair proteins that use oligonucleotide as repair template

Resolution Phase

•                                          Mismatch created in repair step is resolved by subsequent endo-genous repair events

Scientific Management Team

•                                          Ken Krantz, M.D., Ph.D., Senior Vice President, Clinical

•                                          Brenda Fielding, Vice President, Regulatory Affairs

•                                          Chip Carnathan, Ph.D., Vice President, PreClinical and Project Management

•                                          Larry Helson, M.D., Vice President, BioResearch

•                                          Jim McChesney, Ph.D., Vice President, Chemistry

•                                          Patricia Pilia, Ph.D., Executive Vice-President, Development

•                                          Eric Kmiec, Ph.D., Chief Scientific Officer, Genomics

•                                          Frank Tagliaferi, Ph.D., Director, Pre-clinical Genomics

Business Team

•                                          Leonard Shaykin, Chairman and CEO

•                                          Gordon Link, Senior Vice President, CFO

•                                          Kai Larson, Vice President, General Counsel

•                                          Jeffrey White, President, Genomics Division

•                                          L. Robert Cohen, Vice President, Investor Relations

•                                          Hope Liebke, Ph.D., General Counsel, Genomics

•                                          Al Renzi, Vice President, Business Development

Scientific Advisory Board

•                                          Robert  E. Pollack, Ph.D. (Chair)

Professor of Biological Sciences and Director of the Center for the Study of Science at Religion at Columbia University

•                                          Eric B. Kmiec, Ph.D.

Director of Genomics Research, Delaware Biotechnology Institute
Professor of Biological Sciences, University of Delaware

•                                          Anthony J . Lechich, M.D.

Senior Vice President for Medical Affairs and Medical Director, Terence Cardinal Cooke Health Care Center

•                                          Malcolm A.S. Moore, D. Phil.

Enid A. Haupt Chair of Cell Biology and Head of the Laboratory of Developmental Hematopoiesis, The Sloan-Kettering Institute

•                                          Seth Rudnick, M.D.

Canaan Partners, General Partner

Professor of Clinical Medicine at University of North Carolina

•                                          Ethan R. Signer, Ph.D.

Professor Emeritus, Department of Biology, Massachusetts Institute of Technology

•                                          Nancy S. Wexler, Ph.D.

Columbia University College of Physicians and Surgeons
President of the Hereditary Disease Foundation

Investment Opportunity

•                                          Driving the development of:

-                          Next-generation cancer therapies

-                          Therapies for hereditary diseases

-                          Expect to advance 2 programs into the clinic in 2004

•                                          Cash resources available (post sale) to accelerate development efforts

•                                          Significant academic and clinical collaborations

•                                          Extensive intellectual property position in key compounds and technologies

•                                          Experienced development and business team

Strategies for Life™

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